Income taxes	3 Months Ended
Mar. 31, 2017
Income taxes
Income taxes

8. Income taxes

Deferred tax assets and liabilities are recognized for the future tax consequences of differences between the carrying amounts and tax bases of assets and liabilities and operating loss carryforwards and other attributes using enacted rates expected to be in effect when those differences reverse. Valuation allowances are provided against deferred tax assets that are not more likely than not to be realized.

The Company assesses its ability to realize deferred tax assets. Changes in future earnings projections, among other factors, may cause the Company to adjust its valuation allowance on deferred tax assets, which would impact the Company’s income tax expense in the period in which it is determined that these factors have changed.

For the three months ended March 31, 2017, the Company recorded a full valuation allowance against our deferred tax asset, resulting in income tax expense of $1.6 million.